Exhibit 10.1

FORM OF

CRYPTEX DIGITAL MARKET CAP ETF

AUTHORIZED PARTICIPANT AGREEMENT

This Authorized Participant Agreement (the “Agreement”), dated as of __________, is entered into by and among ________________ (the “Authorized Participant”), Cryptex Digital Market Cap ETF (the “Trust”), and Cryptex Finance, LLC, as sponsor of the Trust (the “Sponsor”).

SUMMARY

As provided in the Fund Agreement of the Fund, as amended (the “Fund Agreement”) as currently in effect and described in the Prospectus (defined below), units of fractional undivided beneficial interest in and ownership of the Fund (the “Shares”) may be created or redeemed by the Sponsor for an Authorized Participant in aggregations of a minimum of ten thousand (10,000) Shares (each aggregation, a “Creation Unit”). The Fund is designed to hold a diversified basket of digital assets (collectively, “Digital Assets” and each, a “Digital Asset”), as described in the Prospectus. Creation Units are offered only pursuant to a registration statement of the Fund on Form S-1, as amended (Registration No.: 333-294594), as declared effective by the Securities and Exchange Commission (“SEC”) and as the same may be amended from time to time thereafter or any successor registration statement in respect of Shares of the Fund (collectively, the “Registration Statement”) together with the prospectus of the Fund (the “Prospectus”) included therein. Under the Fund Agreement, the Sponsor is authorized to issue Creation Units to, and redeem Creation Units from, authorized participants, only through the facilities of the Depository Trust Company (“DTC”), or a successor depository, and in exchange for (i) the applicable Digital Asset Basket (as defined below), (ii) cash, or (iii) a combination of Digital Assets and cash, as determined by the Sponsor in its sole discretion. This Agreement and the Procedures (defined below) set forth the specific procedures by which the Authorized Participant may create or redeem Creation Units.

“Digital Asset Basket” means, on any Business Day, the portfolio of Digital Assets and/or cash that an Authorized Participant must deliver to the Fund to create a Creation Unit, or that the Fund will deliver to an Authorized Participant upon redemption of a Creation Unit, as determined by the Sponsor based on the Fund’s then-current portfolio composition and the net asset value of the Fund. The composition of the Digital Asset Basket may change from time to time as the Fund rebalances its portfolio in accordance with the Prospectus and the Fund Agreement. The Sponsor shall publish the composition of the Digital Asset Basket on each Business Day on the Fund’s website or through such other means as the Sponsor may determine.

Because new Shares can be created and issued on an ongoing basis, at any point during the valid existence of the Trust, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“1933 Act”), may be occurring. The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution in a manner which would render it a statutory underwriter and subject it to the prospectus-delivery and liability provisions of the 1933 Act. The Authorized Participant should review the “Plan of Distribution” portion of the Prospectus and consult with its own counsel in connection with entering into this Agreement and submitting Orders (defined below).

Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Fund Agreement or Authorized Participant Procedures Handbook set forth in Attachment A hereto (the “Procedures”).

To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

Section 1. Order Placement. To place orders for the Sponsor (or its agent) to create or redeem one or more Creation Units, the Authorized Participant must follow the procedures for creation and redemption referred to in Section 3 of this Agreement and the Procedures described in Attachment A, as each may be amended, modified or supplemented from time to time.

This Agreement is intended to set forth certain premises and the procedures by which the Authorized Participant may purchase and/or redeem (i) through the Continuous Net Settlement (“CNS”) clearing processes of NSCC as such processes have been enhanced to effect purchases and redemptions of Units, such processes being referred to herein as the “CNS Clearing Process,” or (ii) outside the CNS Clearing Process (i.e., through the manual process of The Depository Trust Company (“DTC”)) (the “DTC Process”).

Solely with respect to Purchase Orders or Redemption Orders effected through the CNS Clearing Process, the Authorized Participant hereby authorizes the Transfer Agent to transmit to the NSCC on behalf of the Authorized Participant such instructions consistent with the instructions issued by the Authorized Participant to the Transfer Agent. The Authorized Participant agrees to be bound by the terms of such instructions issued by the Transfer Agent and reported to NSCC as though such instructions were issued by the Authorized Participant directly to NSCC.

Section 2. Status, Representations and Warranties of the Parties.

(a) The Authorized Participant represents and warrants and covenants the following:

(i) The Authorized Participant is a participant of DTC (as such a participant, a “DTC Participant”). If the Authorized Participant ceases to be a DTC Participant, the Authorized Participant shall give prompt notice to the Sponsor of such event, and this Agreement shall terminate immediately as of the date the Authorized Participant ceased to be a DTC Participant.

(ii) Unless Section 2(a)(iii) applies, the Authorized Participant either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (“1934 Act”), and is a member in good standing of the Financial Industry Regulatory Authority (the “FINRA”), or (ii) is exempt from being, or otherwise is not required to be, licensed as a broker-dealer or a member of FINRA, and in either case is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires. In connection with the purchase or redemption of Creation Units and any related offers or sales of Shares, the Authorized Participant will maintain any such registrations, qualifications and membership in good standing and in full force and effect throughout the term of this Agreement. The Authorized Participant will comply with all applicable federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder, and with the FINRA By-Laws and Conduct Rules of FINRA if it is a FINRA member, to the extent the foregoing relates to the Authorized Participant’s transactions in and activities with respect to Shares, and that it will not offer or sell Shares in any state or jurisdiction where they may not lawfully be offered and/or sold.

(iii) If the Authorized Participant is offering or selling Shares in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered, qualified or a member of FINRA as set forth in Section 2(a)(ii) above, the Authorized Participant will, in connection with such offers and sales, (i) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (ii) comply with the prospectus delivery and other requirements of the 1933 Act, and the regulations promulgated thereunder, and (iii) if the Authorized Participant is not otherwise required to be registered, qualified or a member of FINRA as set forth in Section 2(a)(ii) above, conduct its business in accordance with the FINRA Conduct Rules, in each case, to the extent the foregoing relates to the Authorized Participant’s transactions in, and activities with respect to, Shares.

(iv) The Authorized Participant represents that its Anti-Money Laundering Program (“AML Program”), at a minimum, (A) designates a compliance officer to administer and oversee the AML Program, (B) provides ongoing employee training, (C) includes an independent audit function to test the effectiveness of the AML Program, (D) establishes internal policies, procedures and controls that are tailored to its particular business, (E) includes a customer identification program consistent with the rules under Section 326 of the USA PATRIOT Act, (F) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, (G) provides for screening all new and existing customers against the Office of Foreign Assets Control (“OFAC”) list and any other government list that is or becomes required under the Bank Secrecy Act, and (H) allows for appropriate regulators to examine its AML books and records.

(v) The Authorized Participant represents, covenants, and warrants that (A) it shall require appropriate representations from, and perform appropriate diligence on, any party for which it acts designed to ensure compliance with applicable sanctions laws; (B) any delivery of Digital Assets to or from the Fund shall not be directly or indirectly derived from, invested for the benefit of, or related in any way to, persons, entities, or jurisdictions that are subject to any country embargoes, in violation of any Sanctions Laws, or on any Sanctions Lists, including the Specially Designated Nationals and Blocked Persons List maintained by OFAC; (C) the Authorized Participant confirms that any party for which it acts has been successfully onboarded and processed through the Authorized Participant’s own sanctions compliance program; and (D) the Authorized Participant has obtained, and will maintain throughout the term of this Agreement, all necessary government licenses, registrations, approvals, authorizations, and permits necessary to enter into and perform the activities contemplated hereunder. “Sanctions Laws” means any economic or trade sanctions laws, regulations, embargoes, or restrictive measures administered or enforced by OFAC, the U.S. Department of State, the U.S. Department of Commerce, the United Nations Security Council, or other relevant sanctions authority. “Sanctions Lists” means any list of sanctioned, blocked, or designated persons or entities maintained by OFAC, the U.S. Department of State, the United Nations, or other relevant sanctions authority.

(vi) The Authorized Participant represents that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended.

(vii) The Authorized Participant acknowledges that in addition to satisfying the prospectus delivery and disclosure requirements of the 1933 Act, it and any other participant in the distribution of the Shares purchased by the Authorized Participant may have an obligation to comply with the prospectus delivery requirements under the Commodity Exchange Act (the “CEA”). The Sponsor agrees that if it becomes aware of any new delivery or disclosure requirement under the 1933 Act or the CEA relating to Shares, other than the current obligation to deliver the Prospectus, it shall use reasonable efforts to advise the Authorized Participant of such requirement(s).

(viii) The Authorized Participant agrees not to enforce against the Trust and Sponsor any patent rights with respect to the business of the Trust. For avoidance of doubt, this provision will only be effective during time periods in which the Agreement is in effect and shall not survive termination thereof.

(b) The Sponsor represents and warrants that on the date hereof and at each time of purchase by the Authorized Participant of a Creation Unit from the Trust (each such time, the “Time of Purchase”), that:

(i) on the effective date of the Registration Statement and at each Time of Purchase, the Trust’s Registration Statement shall be effective and no stop order of the SEC with respect thereto shall have been issued and no proceedings for such purpose shall have been instituted or, to the Sponsor’s knowledge, will then be contemplated by the SEC; the Registration Statement complied when it became effective and complies at the Time of Purchase in all material respects with the requirements of the 1933 Act, and the Prospectus complied as of its date, and complies at the Time of Purchase, in all material respects with the requirements of the 1933 Act; and the conditions to the use of Form S-1 have been satisfied; the Registration Statement did not when it became effective and does not at the Time of Purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus did not, as of its date and does not at the Time of Purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, the documents comprising the Disclosure Package (as defined below) did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor makes no warranty or representation with respect to any statement contained in the Registration Statement, the Prospectus or the Disclosure Package in reliance upon and in conformity with information concerning the Authorized Participant and furnished in writing by or on behalf of the Authorized Participant to the Sponsor expressly for use therein. The “Disclosure Package” is the Prospectus and any amendments and supplements thereto at the Time of Purchase and any free writing prospectus as defined in Rule 405 of the 1933 Act (a “FWP”) prepared by, for or on behalf of the Sponsor before the Time of Purchase and intended for general distribution;

(iii) the Sponsor has been duly organized and, on the effective date of the Registration Statement and at each Time of Purchase, will be validly existing as a limited liability company in good standing under the laws of the State of Wyoming, with full power and authority to act as the sponsor of the Fund as described in the Registration Statement and the Prospectus, and has all requisite power and authority to execute and deliver this Agreement;

(iv) at the time the Sponsor makes an offer of Shares following the filing of the Registration Statement, neither the Trust nor the Sponsor will be an “ineligible issuer” as defined in Rule 405 of the 1933 Act; and

(v) the Sponsor shall provide to the Authorized Participant copies of the then current Prospectus and any printed supplemental information in reasonable quantities upon request, the Sponsor will promptly notify the Authorized Participant when a revised, supplemented or amended Prospectus is available, the Sponsor will deliver or otherwise make available to the Authorized Participant copies of such revised, supplemented or amended Prospectus at such time and in such numbers as to enable the Authorized Participant to comply with any obligation the Authorized Participant may have to deliver such Prospectus to customers or in response to the Authorized Participant’s reasonable request, the Sponsor will make such revised, supplemented or amended Prospectus available to the Authorized Participant no later than the effective date thereof, and the Sponsor will be deemed to have complied with this paragraph when the Authorized Participant has received such revised, supplemented or amended Prospectus at the address indicated below the signature line of the Authorized Participant in such number of hard copies as to enable the Authorized Participant to comply with any obligation it may have to deliver such Prospectus to customers or as it may have reasonably requested.

(c) The Sponsor, on its own behalf and in its capacity as sponsor of the Trust, agrees:

(i) to endeavor, upon receipt of request from the Authorized Participant therefore, to file a post-effective amendment to the Registration Statement removing any reference to the Authorized Participant thereunder; and

(ii) to advise the Authorized Participant promptly, confirming such advice in writing, of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement, and, if the SEC should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

Section 3. Orders.

(a) All orders to create or redeem Creation Units shall be made in accordance with the terms of the Trust Agreement, this Agreement and the Procedures. Each party will comply with such foregoing terms and procedures to the extent applicable to it. The Sponsor may issue, or cause to be issued, additional or other procedures from time to time relating to the manner of creating or redeeming Creation Units which are not related to the Procedures, and the Authorized Participant will comply with such procedures of which it has received notice delivered in accordance with Section 16(c) within a commercially reasonable time following receipt of such notice.

(b) The Authorized Participant acknowledges and agrees that each order to create a Creation Unit (a “Purchase Order”) and each order to redeem a Creation Unit (a “Redemption Order”, and each Purchase Order and Redemption Order, an “Order”) delivered to the Sponsor, or the Sponsor’s designee, may not be revoked by the Authorized Participant after the specified Cut-off Time for the applicable Fund.

(c) The Sponsor may, in its discretion, suspend the right of purchase, or postpone the purchase settlement date, (i) for any period during which any principal Digital Asset trading platform or exchange utilized by the Fund or the Sponsor for price discovery or trading is closed other than for customary holidays or weekend closings, or when trading is suspended or restricted on such platforms in any of the underlying Digital Assets; (ii) for any period during which any of the CBOE, CFE, CME (including CBOT and NYMEX) or ICE is closed other than for customary holidays or weekend closings or when trading is suspended or restricted on such exchanges in any of the underlying commodities or Digital Asset futures; (iii) for any period during which an emergency exists as a result of which the fulfillment of a Purchase Order is not reasonably practicable, including without limitation any Digital Asset network disruption, blockchain fork, material cybersecurity incident affecting Digital Asset infrastructure, or regulatory action affecting Digital Asset trading; (iv) for any period during which the Digital Asset Custodian is unable to accept deposits of Digital Assets; or (v) for such other period as the Sponsor determines to be necessary for the protection of the shareholders. The Sponsor will not be liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

The Sponsor, or its designee, shall also have the absolute right, but shall have no obligation, to reject any Purchase Order (i) determined by the Sponsor, or its designee, not to be in proper form; (ii) that the Sponsor, or its designee, has determined would have adverse tax consequences to the Trust or to the Beneficial Owners; (iii) the acceptance or receipt of which could, in the opinion of counsel to the Sponsor be unlawful; or (iv) if circumstances outside the control of the Sponsor, or its designee, make it for all practical purposes not feasible to process creations of Creation Units. The Sponsor shall not be liable to any person by reason of the rejection of any Purchase Order.

(d) The Sponsor, or its designee, shall reject any Redemption Order the fulfillment of which its counsel advises would be illegal under applicable laws and regulations, and the Sponsor, or its designee, shall have no liability to any person for rejecting a Redemption Order in such circumstances.

(e) The Sponsor may, in its discretion, suspend the right of redemption, or postpone the applicable Redemption Settlement Time, (i) for any period during which any principal Digital Asset trading platform or exchange utilized by the Fund or the Sponsor for price discovery or trading is closed other than for customary holidays or weekend closings, or when trading is suspended or restricted on such platforms in any of the underlying Digital Assets; (ii) for any period during which any of the CBOE, CFE, CME (including CBOT and NYMEX) or ICE is closed other than for customary holidays or weekend closings or when trading is suspended or restricted on such exchanges in any of the underlying commodities or Digital Asset futures; (iii) for any period during which an emergency exists as a result of which the redemption distribution is not reasonably practicable, including without limitation any Digital Asset network disruption, blockchain fork, material cybersecurity incident affecting Digital Asset infrastructure, or regulatory action affecting Digital Asset trading; (iv) for any period during which the Digital Asset Custodian is unable to effect withdrawals of Digital Assets; or (v) for such other period as the Sponsor determines to be necessary for the protection of the shareholders. The Sponsor will not be liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

(f) The Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Procedures. In the event that the Sponsor, the Trust, or any of their affiliated persons becomes legally compelled to disclose to any third party any recording involving communications with the Authorized Participant, the Sponsor agrees to provide the Authorized Participant with reasonable advance written notice identifying the recordings to be so disclosed, together with copies of such recordings, so that the Authorized Participant may seek a protective order or other appropriate remedy with respect to the recordings or waive its right to do so. In the event that such protective order or other remedy is not obtained, or the Participant waives its right to seek such protective order or remedy, the Sponsor, the Trust, or any of their affiliated persons, as the case may be, agrees to furnish only that portion of the recorded conversation that, according to legal counsel, is legally required to be furnished and will exercise its best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the recorded conversation. The Sponsor, the Trust, and their affiliated persons shall not otherwise disclose to any third party any recording involving communications with the Authorized Participant without the Authorized Participant’s express written consent, except the Sponsor and the Trust may disclose to a regulatory or self-regulatory organization, to the extent required by applicable rule or law, recordings involving communications with the Authorized Participant.

(g) Creation and Redemption Settlement Methods. The Sponsor may determine, in its sole discretion, whether creations and redemptions of Creation Units shall be settled (i) on an in-kind basis through delivery of Digital Assets comprising the Digital Asset Basket (“In-Kind Settlement”), (ii) on a cash basis through delivery of cash equal to the value of the Digital Asset Basket (“Cash Settlement”), or (iii) on a combination basis through delivery of a portion of the Digital Asset Basket in Digital Assets and the remainder in cash (“Hybrid Settlement”). The Sponsor shall specify the applicable settlement method at the time the Order is placed or as otherwise set forth in the Procedures. The availability of In-Kind Settlement, Cash Settlement, or Hybrid Settlement may be subject to the following conditions and limitations:

(i) In-Kind Settlement. In-Kind Settlement shall be available for Purchase Orders and Redemption Orders. For a Purchase Order settled on an In-Kind basis, the Authorized Participant shall deliver, or cause to be delivered, the Digital Assets comprising the Digital Asset Basket to the Fund Wallet Address(es) designated by the Sponsor by [●] on the settlement date. For a Redemption Order settled on an In-Kind basis, the Fund shall deliver, or cause to be delivered, the Digital Assets comprising the Digital Asset Basket to the AP Wallet Address(es) designated by the Authorized Participant by [●] on the settlement date. The Authorized Participant acknowledges that In-Kind Settlement involves the direct transfer of Digital Assets between the Authorized Participant and the Fund, and the Authorized Participant assumes all risks associated with such transfers as set forth in Section 6A(d).

(ii) Cash Settlement. Cash Settlement shall be available at the Sponsor’s discretion and may be required (A) when the Authorized Participant or its client is unable or unwilling to transact in Digital Assets directly, (B) when regulatory constraints or applicable law prohibit or restrict the Authorized Participant from holding or transferring Digital Assets, (C) during periods of market disruption affecting Digital Asset markets, (D) when the Digital Asset Custodian is unable to accept or deliver Digital Assets, or (E) when the Sponsor otherwise determines that Cash Settlement is necessary or appropriate for the protection of the Fund or its shareholders. For a Purchase Order settled on a Cash basis, the Authorized Participant shall deliver to the Fund’s cash account an amount of cash equal to the value of the Digital Asset Basket (plus any applicable transaction fees and Cash Component) by [●] on the settlement date. For a Redemption Order settled on a Cash basis, the Fund shall deliver to the Authorized Participant cash equal to the value of the Digital Asset Basket (less any applicable transaction fees) by [●] on the settlement date. The Sponsor, or its designated agent, shall be responsible for purchasing or selling the Digital Assets necessary to effect Cash Settlement.

(iii) Hybrid Settlement. Hybrid Settlement shall be available at the Sponsor’s discretion when (A) certain Digital Assets comprising the Digital Asset Basket are subject to regulatory restrictions, liquidity constraints, or custody limitations that prevent In-Kind Settlement for those particular assets, (B) the Fund is in the process of rebalancing its portfolio, (C) market conditions make it impracticable to deliver or receive certain Digital Assets on an in-kind basis, or (D) the Sponsor otherwise determines that Hybrid Settlement is appropriate. For Hybrid Settlement, the Sponsor shall specify the portion of the Digital Asset Basket to be settled in Digital Assets and the portion to be settled in cash. The applicable procedures and timing for each component shall be as set forth in Sections 3(g)(i) and 3(g)(ii), respectively.

(iv) Settlement Failure. In the event that the Authorized Participant has delivered the required cash consideration to complete a Purchase Order but there is a failure by a separate entity (unaffiliated with and not the agent of the Authorized Participant), such as a Digital Asset Custodian, executing broker, or other service provider, to complete the delivery of Digital Assets to the Fund’s custody account, such failure shall not be deemed a failure on the part of the Authorized Participant to deliver as required, and the Authorized Participant’s Order shall be void and cancelled at that time with no penalties as to the Authorized Participant. For purposes of clarity, the Authorized Participant shall not be liable to the Sponsor, the Fund, or their agents for any loss suffered by any of them due to the failure or delay in the depositing of Digital Assets with the Digital Asset Custodian prior to the settlement time where such failure or delay is not attributable to the Authorized Participant.

(h) Multi-Asset Basket Mechanics. The Authorized Participant acknowledges that the Fund holds a diversified basket of Digital Assets, and that the composition of the Digital Asset Basket may include multiple different Digital Assets in varying proportions. In connection with In-Kind Settlement or Hybrid Settlement: (i) the Authorized Participant shall be responsible for delivering each Digital Asset comprising the required portion of the Digital Asset Basket to the Fund’s applicable custody account(s) for that Digital Asset; (ii) certain Digital Assets may be held with different Digital Asset Custodians, and the Authorized Participant shall deliver each Digital Asset to the correct custody account as specified by the Sponsor; (iii) in the case of a Redemption Order, the Fund shall deliver each Digital Asset comprising the Digital Asset Basket from the applicable custody account to the Authorized Participant’s designated account(s); and (iv) the Sponsor may, in its discretion, accept or deliver cash in lieu of any Digital Asset that is subject to liquidity constraints, custody limitations, or other circumstances that make in-kind delivery impracticable.

Section 4. Fees. To compensate the Transfer Agent for services in processing the creation and redemption of Creation Units and to offset some or all of the transaction costs, an Authorized Participant is required to pay a fixed transaction fee as determined by the Sponsor from time to time. An order may include multiple Creation Units. The transaction fee(s) may be reduced, increased or otherwise changed by the Sponsor at its sole discretion.

Section 5. Authorized Persons. Concurrently with the execution of this Agreement and as requested in writing from time to time thereafter, the Authorized Participant shall deliver to the Sponsor, or its designee, a certificate, duly certified as appropriate by its secretary or other duly authorized official, in the form of Exhibit A, setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or by any other notice, request or instruction given on behalf of the Authorized Participant (each, an “Authorized Person”). The Sponsor may accept and rely upon such certificate as conclusive evidence of the facts set forth therein and shall consider such certificate to be in full force and effect until the Sponsor, or its designee, receives a superseding certificate bearing a subsequent date and duly certified as described above. Upon the termination or revocation of authority of any Authorized Person by the Authorized Participant, the Authorized Participant shall give prompt written notice of such fact to the Sponsor and such notice shall be effective upon receipt by the Sponsor. The Sponsor shall issue, or caused to be issued, to each Authorized Person a unique personal identification number (the “PIN Number”) by which such Authorized Person shall be identified and by which instructions issued by the Authorized Participant hereunder shall be authenticated. The PIN Number shall be kept confidential by the Authorized Participant and shall only be provided to the Authorized Person. If, after issuance, the Authorized Person’s PIN Number is changed, the new PIN Number shall become effective on a date mutually agreed upon by the Authorized Participant and the Sponsor.

Section 6. Redemption. The Authorized Participant represents and warrants that it will not initiate a Redemption Order (as described in the Procedures) with the Sponsor for the purpose of redeeming a Creation Unit unless (i) it owns outright or has the right or authority to tender for redemption the Creation Units to be redeemed and to receive the entire proceeds of the redemption, and (ii) such Creation Units have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement which, under the circumstances, would preclude the delivery of such Creation Units to the Sponsor on the second Business Day following the Redemption Order Date. A “Business Day” means any day other than a day when any of CBOE, CFE, CME (including CBOT and NYMEX) or ICE is closed for regular trading.

Section 6A. Digital Asset Custody and Transfer Provisions.

(a) Digital Asset Delivery Requirements. For Purchase Orders settled on an in-kind basis, the Authorized Participant shall deliver, or cause to be delivered, the Digital Assets comprising the Digital Asset Basket to the blockchain wallet address(es) designated by the Sponsor for the Fund’s account(s) with the applicable Digital Asset Custodian(s) (each such address, a “Fund Wallet Address”). The Sponsor shall provide the applicable Fund Wallet Address(es) to the Authorized Participant in connection with each In-Kind Transaction. The Authorized Participant shall be responsible for all costs and expenses relating to or connected with any transfer of Digital Assets to the Fund Wallet Address(es), including any network transaction fees, late fees, and other charges for which the Fund or Sponsor becomes responsible in the event that Digital Assets are not transferred in accordance with this Agreement. For Redemption Orders settled on an in-kind basis, the Authorized Participant shall designate the blockchain wallet address(es) to which the Fund shall deliver the Digital Assets comprising the Digital Asset Basket (each such address, an “AP Wallet Address”). The Authorized Participant represents and warrants that it has the authority to receive Digital Assets at each designated AP Wallet Address.

(b) Title to Digital Assets. The Authorized Participant represents and warrants on behalf of itself and any party for which it acts that, upon delivery of any Digital Assets to a Digital Asset Custodian in connection with an In-Kind Transaction, the Fund will acquire good and unencumbered right to such Digital Assets, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claims, including, without limitation, any restriction upon the sale or transfer of such Digital Assets imposed by any agreement or arrangement entered into by the Authorized Participant or any party for which it is acting in connection with a transaction to purchase Shares. The Authorized Participant represents and warrants that it will not submit a Redemption Order with the Transfer Agent for the purpose of redeeming a Creation Unit unless it, or the party for which it is acting, as the case may be, first owns outright or has a reasonable basis to believe that it can acquire the requisite number of Shares to be redeemed.

(c) Forks and Airdrops. The Authorized Participant accepts and agrees on behalf of itself and any party for which it acts that, in connection with any fork, airdrop, or similar event with respect to any Digital Assets held by the Fund, any Digital Assets corresponding to the Shares, or otherwise, neither the Fund, the Sponsor, nor any Digital Asset Custodian has any duty or obligation whatsoever to the Authorized Participant or any party for which it acts to claim, take possession of, secure, or otherwise take any action for the benefit of the Authorized Participant or any such party in connection therewith, and the Authorized Participant, on behalf of itself and any party for which it acts, hereby renounces and abandons any and all right, title, interest, or claim to any assets connected to any such fork or airdrop. The Fund will disclaim any rights to such forked or airdropped assets, and such assets will not be taken into account for purposes of determining net asset value.

(d) Digital Asset Transfer Risk. The Authorized Participant acknowledges and agrees (on behalf of itself and any party for which it acts) that (i) it is responsible for confirming the accuracy of the Fund’s Digital Asset custody account information (including any associated blockchain addresses or other information) in connection with any delivery to the Fund’s custody accounts; (ii) it is responsible for and bears the risk of loss for all Digital Assets transferred in connection with any delivery to the Fund’s custody accounts until such Digital Assets are credited to the Fund’s custody accounts by the applicable Digital Asset Custodian; and (iii) neither the Fund, the Sponsor, nor any Digital Asset Custodian is responsible or liable to the Authorized Participant for any Digital Assets transferred to an incorrect address or any loss arising from settlement of Digital Asset transfers. Due to the nature of private keys, Digital Asset transactions are generally irrevocable and stolen or incorrectly transferred Digital Assets may be irretrievable.

Section 7. Role of Authorized Participant.

(a) The Authorized Participant acknowledges that, for all purposes of this Agreement and the Trust Agreement, the Authorized Participant shall have no authority to act as agent for the Trust or the Sponsor in any matter or in any respect.

(b) The Authorized Participant will make itself and its employees available, upon reasonable request, during normal business hours to consult with the Sponsor or its designees concerning the performance of the Authorized Participant’s responsibilities under this Agreement.

(c) Notwithstanding the provisions of Section 7(b), the Authorized Participant will maintain records of all sales of Creation Units made by or through it and, upon reasonable request of the Sponsor, except if prohibited by applicable law and subject to any privacy obligations or other obligations arising under federal or state securities laws it may have to its customers, will furnish the Sponsor with the names and addresses of the purchasers of such Creation Units and the number of Creation Units purchased if and to the extent that the Sponsor has been requested to provide such information to the Commodities Futures Trading Commission, Securities Exchange Commission, Financial Industry Regulatory Authority, or Internal Revenue Service (“Fund Regulators”).

(d) The Authorized Participant, as a DTC Participant, agrees that it shall be bound by all of the obligations of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Prospectus.

(e) The Authorized Participant agrees, subject to any privacy, confidentiality or other obligations it may have to its customers arising under federal or state securities laws or the applicable rules of any self-regulatory organization, to assist the Sponsor in ascertaining certain information regarding sales of Shares made by or through the Authorized Participant upon request of the Trust or the Sponsor that is necessary for the Trust to comply with its obligations to distribute information to its shareholders under applicable state or federal securities laws; provided that consistent with market practice, the Authorized Participant may undertake to deliver prospectuses, proxy material, annual and other reports of the Trust or other similar information that the Trust is obligated to deliver to its shareholders to the Authorized Participant’s customers that custody Shares with the Authorized Participant, after receipt from the Trust or the Sponsor of sufficient quantities to allow mailing thereof to such customers. The Sponsor agrees that the names and addresses and other information concerning the Authorized Participant’s customers are and shall remain the sole property of the Authorized Participant, and none of the Sponsor, the Trust or any of their respective affiliates shall use such names, addresses or other information for any purposes except in connection with the performance of their duties and responsibilities hereunder and except for servicing and informational mailings related to the Trust referred to in this Section 7(d) of this Agreement.

Section 8. Indemnification.

(a) The Authorized Participant hereby indemnifies and holds harmless the Sponsor, its respective direct or indirect affiliates (as defined below) and its respective directors, sponsors, partners, members, managers, officers, employees and agents (each, an “AP Indemnified Party”) from and against any losses, liabilities, damages, costs and expenses (including reasonable attorney’s fees and the reasonable cost of investigation) incurred by such AP Indemnified Party as a result of: (i) any breach by the Authorized Participant of any provisions of this Agreement that relates to the Authorized Participant, including its representations, warranties and covenants; (ii) any failure on the part of the Authorized Participant to perform any of its obligations set forth in this Agreement; (iii) any failure by the Authorized Participant to comply with applicable laws and rules and regulations of self-regulatory organizations to the extent the foregoing relates to the Authorized Participant’s transactions in, and activities with respect to, Shares or Digital Assets under this Agreement, except that the Authorized Participant shall not be required to indemnify an AP Indemnified Party to the extent that such failure was caused by the Authorized Participant’s adherence to instructions given or representations made by the Sponsor or any AP Indemnified Party, as applicable; (iv) any actions of such AP Indemnified Party in reasonable reliance upon any instructions issued by the Authorized Participant in accordance with the Procedures believed by the AP Indemnified Party to be genuine and to have been given by the Authorized Participant, except to the extent that the Authorized Participant had previously revoked a PIN Number used in giving such instructions or representations (where applicable) and such revocation was given by the Authorized Participant and received by the Trust in accordance with the terms of Section 5 hereto; (v) (A) any representation by the Authorized Participant, its employees or its agents or other representatives about the Shares, any AP Indemnified Party or the Trust that is not consistent with the Trust’s then-current Prospectus made in connection with the offer or the solicitation of an offer to buy or sell Shares and (B) any untrue statement or alleged untrue statement of a material fact contained in any research reports, marketing material and sales literature described in Section 12(b) or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein when read together with the Prospectus, in light of the circumstances under which they were made, not misleading to the extent that such statement or omission relates to the Shares or any AP Indemnified Party, unless, in either case, such representation, statement or omission was made or included by the Authorized Participant at the written direction of the Sponsor or is based upon any omission or alleged omission by the Sponsor to state a material fact in connection with such representation, statement or omission necessary to make such representation, statement or omission not misleading; (vi) any breach of the Authorized Participant’s representations and warranties regarding title to Digital Assets, compliance with Sanctions Laws, or AML Program requirements; or (vii) any delivery of Digital Assets to an incorrect blockchain address or custody account by the Authorized Participant. The Authorized Participant shall not be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any AP Indemnified Party unless the AP Indemnified Party shall have notified the Authorized Participant in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the AP Indemnified Party (or after the AP Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Authorized Participant of any claim shall not relieve the Authorized Participant from any liability which it may have to any AP Indemnified Party against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph and shall only release it from such liability under this paragraph to the extent it has been materially prejudiced by such failure to give notice. The Authorized Participant shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Authorized Participant elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the AP Indemnified Party in the suit, and who shall not, except with the consent of the AP Indemnified Parties, be counsel to the Authorized Participant. If the Authorized Participant does not elect to assume the defense of any suit, it will reimburse the AP Indemnified Party for the reasonable fees and expenses of any counsel retained by them.

(b) The Sponsor hereby agrees to indemnify and hold harmless the Authorized Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each, a “Sponsor Indemnified Party”) from and against any losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and the reasonable cost of investigation) incurred by such Sponsor Indemnified Party as a result of (i) any breach by the Sponsor of any provision of this Agreement that relates to the Sponsor; (ii) any failure on the part of the Sponsor to perform any obligation of the Sponsor set forth in this Agreement; (iii) any failure by the Sponsor to comply with applicable laws and the rules and regulations of any governmental entity or any self-regulatory organization; (iv) any untrue statements or omissions made in any promotional material or sales literature furnished to the Authorized Participant or otherwise approved in writing by the Trust; (v) actions of such Sponsor Indemnified Party in reasonable reliance upon any instructions issued or representations made by the Sponsor or the Trust in accordance with this Agreement or Attachment A hereto reasonably believed by the Authorized Participant to be genuine and to have been given by the Sponsor or the Trust; or (vi) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement of the Trust as originally filed with the SEC or in any amendment thereof, or in the Prospectus, or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except those statements in the Registration Statement or the Prospectus based on information furnished in writing by or on behalf of the Authorized Participant expressly for use in the Registration Statement or the Prospectus. The Sponsor shall not be liable under its indemnity agreement contained in this paragraph with respect to any claim made against any Sponsor Indemnified Party unless the Sponsor Indemnified Party shall have notified the Sponsor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Sponsor Indemnified Party (or after the Sponsor Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Sponsor of any claim shall not relieve the Sponsor from any liability which it may have to any Sponsor Indemnified Party against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph and shall only release it from such liability under this paragraph to the extent it has been materially prejudiced by such failure to give notice. The Sponsor shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Sponsor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Sponsor Indemnified Party in the suit and who shall not, except with the consent of the Sponsor Indemnified Party, be counsel to the Sponsor. If the Sponsor does not elect to assume the defense of any suit, it will reimburse the Sponsor Indemnified Party in the suit for the reasonable fees and expenses of any counsel retained by them.

(c) No indemnifying party, as described in paragraphs (a) and (b) above, shall, without the written consent of the AP Indemnified Party or the Sponsor Indemnified Party, as the case may be, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the AP Indemnified Party or Sponsor Indemnified Party, as the case may be, from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any AP Indemnified Party or Sponsor Indemnified Party, as the case may be.

(d) The Sponsor and the Authorized Participant agree promptly to notify each other of the commencement of any proceedings or litigation against it and, in the case of the Sponsor, against any of the Sponsor’s officers or directors, in connection with the issuance and sale of the Shares or in connection with the Registration Statement or the Prospectus.

Section 9. Liability.

(a) Limitation of Liability. Neither the Sponsor nor the Authorized Participant shall be liable to each other or to any other person for any damages arising out of any mistake or error in data provided to any of them by a third party or out of any interruption or delay in the electronic means of communications used by them.

(b) Tax Liability. The Authorized Participant shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to the creation or redemption of any Creation Unit made pursuant to this Agreement, regardless of whether or not such tax or charge is imposed directly on the Authorized Participant. To the extent the Sponsor or the Trust is required by law to pay any such tax or charge, the Authorized Participant agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon upon reasonable notice thereof; provided, however, that the Authorized Participant shall not indemnify the Trust or the Sponsor for any tax or charge or any penalties, additions to tax or interest thereon to the extent that such payments result from the Sponsor’s, the Trust’s, or their designee’s willful misconduct, negligence, or bad faith.

(c) Fund Liability. In accordance with Section [__] of the Fund Agreement, the Authorized Participant agrees and consent to look solely to the assets of the particular Fund in controversy for payment in respect of any claim against or obligation of such Fund. A Fund’s assets include only those funds and other assets that are paid, held or distributed to the Fund on account of and for the benefit of that particular Fund, including, without limitation, fund delivered to the Fund for the purchase of Shares in such Fund.

Section 10. Acknowledgment. The Authorized Participant acknowledges receipt of a (i) copy of the Fund Agreement and (ii) the current Prospectus of the Fund, and represents that it has reviewed and understands such documents. The Sponsor and the Fund agree to process Orders, or cause its agents to process Orders, in accordance with the provisions of the Prospectus of the Fund, the Fund Agreement, and the Procedures.

Section 11. Effectiveness and Termination. Upon the execution of this Agreement by the parties hereto, this Agreement shall become effective in this form as of the date first set forth above, and may be terminated at any time by any party upon sixty (60) days prior written notice to the other parties unless earlier terminated: (i) in accordance with Section 2(a)(i); (ii) upon written notice to the Authorized Participant by the Sponsor in the event of a material breach by the Authorized Participant of this Agreement or the procedures described or incorporated herein; (iii) immediately in the circumstances described in Section 16(j); (iv) at such time as the Fund is terminated pursuant to the Fund Agreement; or (v) immediately upon the Sponsor’s determination, in its sole discretion, that the Authorized Participant has violated applicable Sanctions Laws or has failed to maintain the AML Program required by Section 2(a)(iv). This Agreement supersedes any prior agreement between the parties hereto with respect to the subject matter contained herein.

Section 12. Marketing Materials; Representations Regarding Shares; Identification in Registration Statement.

(a) The Authorized Participant represents, warrants and covenants that (i) it will not, in connection with any sale or solicitation of a sale of Shares, make, or permit any of its representatives to make, any representations concerning the Shares or any AP Indemnified Party other than representations not inconsistent with (A) the then-current Prospectus of the Trust, (B) printed information approved by the Sponsor as information supplemental to such Prospectus or (C) any promotional materials or sales literature furnished to the Authorized Participant by the Sponsor, and (ii) the Authorized Participant will not furnish or cause to be furnished to any person or display or publish any information or material relating to the Shares or any AP Indemnified Party that are inconsistent with the Trust’s then-current Prospectus. Copies of the then-current Prospectus of the Trust and any such printed supplemental information will be supplied by the Sponsor to the Authorized Participant in reasonable quantities upon request.

(b) Notwithstanding the foregoing or anything to the contrary in this Agreement, the Authorized Participant and its affiliates may without the written approval of the Sponsor or the Trust prepare and circulate in the regular course of their businesses research, sales literature, reports, and other similar materials that include information, opinions or recommendations relating to the Shares, provided that such research, sales literature, reports, and other similar materials comply with applicable FINRA rules.

(c) The Authorized Participant hereby agrees that for the term of this Agreement the Sponsor, or its designee, may deliver the then-current Prospectus, and any revisions, supplements or amendments thereto or recirculation thereof, to the Authorized Participant in Portable Document Format (“PDF”) via electronic mail to (or to such other address as may be provided by the Authorized Participant from time to time) in lieu of delivering the Prospectus in paper form. The Authorized Participant may revoke the foregoing agreement at any time by delivering written notice to the Sponsor, or the Sponsor’s designee, and, whether or not such agreement is in effect, the Authorized Participant may, at any time, request reasonable quantities of the Prospectus, and any revisions, supplements or amendments thereto or recirculation thereof, in paper form from the Sponsor or its designee. The Authorized Participant acknowledges that it has the capability to access, view, save and print material provided to it in PDF and that it will incur no appreciable extra costs by receiving the Prospectus in PDF instead of in paper form. The Sponsor will, when requested by the Authorized Participant, make available, or cause to be made available, at no cost the software and technical assistance necessary to allow the Authorized Participant to access, view and print the PDF version of the Prospectus.

(d) For as long as this Agreement is effective, if required by the SEC, the Authorized Participant agrees to be identified as an authorized participant of the Trust (i) in the section of the Prospectus included within the Registration Statement entitled “Creation and Redemption of Shares” and in any other section as may be required by the SEC and (ii) on the Trust’s website. Upon the termination of this Agreement, (i) during the period prior to when the Sponsor qualifies and in its sole discretion elects to file on Form S-3, the Sponsor will remove such identification from the Prospectus in the amendment of the Registration Statement next occurring after the date of the termination of this Agreement and, during the period after when the Sponsor qualifies and in its sole discretion elects to file on Form S-3, the Sponsor will promptly file a current report on Form 8-K indicating the withdrawal of the Authorized Participant as an authorized participant of the Trust and (ii) the Sponsor will promptly update the Trust’s website to remove any identification of the Authorized Participant as an authorized participant of the Trust.

Section 13. Certain Covenants of the Sponsor. The Sponsor, on its own behalf and as sponsor of the Trust, covenants and agrees:

(a) to advise the Authorized Participant promptly of the happening of any event during the term of this Agreement which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the expense of the Trust, to the Authorized Participant promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

(b) to furnish directly or cause to be furnished to the Authorized Participant, at each time (i) the Registration Statement or the Prospectus is amended or supplemented by the filing of a post-effective amendment, (ii) a new Registration Statement is filed to register additional Shares in reliance on Rule 429 under the 1933 Act, and (iii) there is financial information incorporated by reference into the Registration Statement or the Prospectus, such customary documents and certificates in form and content as reasonably requested and agreed; and

(c) to cause the Trust to file a post-effective amendment to the Registration Statement no less frequently than once per calendar quarter on or about the same time that the Trust files a quarterly or annual report pursuant to Section 13 or 15(d) of the 1934 Act (including the information contained in such report), until such time as the Trust’s reports filed pursuant to Section 13 or 15(d) of the 1934 Act are incorporated by reference in the Registration Statement.

Section 14. Force Majeure. No party to this Agreement shall incur any liability for any delay in performance, or for the non-performance, of any of its obligations under this Agreement by reason of any cause beyond its reasonable control. This includes any act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire or communication facilities, any transport, port, or airport disruption, industrial action, acts and regulations and rules of any governmental or supra-national bodies or authorities or regulatory or self-regulatory organization or failure of any such body, authority or organization for any reason, to perform its obligations, any Digital Asset network disruption, congestion, or outage, any blockchain fork, protocol change, or consensus mechanism failure, any cybersecurity incident or attack affecting Digital Asset infrastructure, any material change in the regulatory treatment of any Digital Asset, any suspension of trading on any Digital Asset exchange or trading platform, or any failure or delay by any Digital Asset Custodian, prime execution agent, or other Digital Asset service provider.

Section 15. Ambiguous Instructions. If a Purchase Order Form or a Redemption Order Form contains order terms that differ from the information provided in the telephone call at the time of issuance of the applicable order number, the Sponsor will use commercially reasonable efforts to contact one of the Authorized Persons of the Authorized Participant to request confirmation of the terms of the Order. If an Authorized Person confirms the terms as they appear in the Order, then the Order will be accepted and processed. If an Authorized Person contradicts the Order terms, the Order will be deemed invalid, and a corrected Order must be received by the Sponsor. If the Sponsor is not able to contact an Authorized Person, then the Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency from the terms of the telephone information. In the event that an Order contains terms that are not complete or are illegible, the Order will be deemed invalid and the Sponsor will attempt to contact one of the Authorized Persons of the Authorized Participant to request retransmission of the Order.

Section 16. Miscellaneous.

(a) Amendment and Modification. This Agreement, the Procedures attached as Attachment A and the Exhibits hereto may be amended, modified or supplemented by the Trust and the Sponsor, without consent of the Authorized Participant from time to time by the following procedure. After the amendment, modification or supplement has been agreed to, the Sponsor will mail a copy of the proposed amendment, modification or supplement to the Authorized Participant in accordance with Section 16(c) below. For the purposes of this Agreement, mail will be deemed received by the recipient thereof on the third (3rd) day following the deposit of such mail into the United States postal system. Within fifteen (15) calendar days after its deemed receipt, the amendment, modification or supplement will become part of this Agreement, the Attachments or the Exhibits, as the case may be, in accordance with its terms. If at any time there is any material amendment, modification or supplement of any Cryptex Digital Market Cap ETF Authorized Participant Agreement (other than this Agreement), the Sponsor will promptly mail a copy of such amendment, modification or supplement to the Authorized Participant.

(b) Waiver of Compliance. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but any such written waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

(c) Notices. Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery, by postage prepaid registered or certified United States first class mail, return receipt requested, by nationally recognized overnight courier (delivery confirmation received) or by telex, telegram or telephonic facsimile or similar means of same day delivery (transmission confirmation received), with a confirming copy regular mail, postage prepaid. For avoidance of doubt, notices may not be given or transmitted by electronic mail. Unless otherwise notified in writing, all notices to the Trust shall be given or sent to the Sponsor. All notices shall be directed to the address or telephone or facsimile numbers indicated below the signature line of the parties on the signature page hereof.

(d) Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(e) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other parties, which shall not be unreasonably withheld, except that any entity into which a party hereto may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion, or consolidation to which such party hereunder shall be a party, or any entity succeeding to all or substantially all of the business of the party, shall be the successor of the party under this Agreement and except that the Sponsor may delegate its obligations hereunder to the Distributor or the Administrator by advance written notice to the Authorized Participant. The party resulting from any such merger, conversion, consolidation or succession shall notify the other parties hereto of the change. Any purported assignment in violation of the provisions hereof shall be null and void. Notwithstanding the foregoing, this Agreement shall be automatically assigned to any successor trustee or Sponsor at such time such successor qualifies as a successor trustee or Sponsor under the terms of the Fund Agreement. Furthermore, the Authorized Participant may assign its rights, interests or obligations hereunder to an affiliate without mutual written consent of any other party.

(f) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York conflict of laws principles) as to all matters, including matters of validity, construction, effect, performance and remedies. Each party hereto irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at such party’s address for purposes of notices hereunder. Each party hereby waives its right to a trial by jury of any claim arising under or in connection with this Agreement.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, and it shall not be necessary in making proof of this Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

(h) Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

(i) Entire Agreement. This Agreement and the Fund Agreement, along with any other agreement or instrument delivered pursuant to this Agreement and the Fund Agreement, supersede all prior agreements and understandings between the parties with respect to the subject matter hereof, provided, however, that the Authorized Participant shall not be deemed by this provision to be a party to the Fund Agreement.

(j) Severance. If any provision of this Agreement is held by any court or any act, regulation, rule or decision of any other governmental or supra national body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and shall not affect the validity, legality or enforceability of the other provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits, obligations, or expectations of the parties to this Agreement. If this Agreement as so modified substantially impairs the respective benefits, obligations, or expectations of the parties to this Agreement, it shall be subject to immediate termination upon written notice by the terminating party delivered in accordance with Section 16(c) of this Agreement.

(k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

(l) Survival. Sections 8 (Indemnification) and 17 (No Promotion) hereof shall survive the termination of this Agreement.

(m) Other Usages. The following usages shall apply in interpreting this Agreement: (i) references to a governmental or quasigovernmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) “including” means “including, but not limited to.”

Section 17. No Promotion. Except as provided in Section 12(d) of this Agreement, each of the Trust and the Sponsor agrees that it will not, without the prior written consent of the Authorized Participant in each instance, (i) use in advertising, publicity or otherwise the name of the Authorized Participant or any affiliate of the Authorized Participant, or any partner or employee of the Authorized Participant, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the Authorized Participant or its affiliates, or (ii) represent, directly or indirectly, that any product or any service provided by the Trust or the Sponsor has been approved or endorsed by the Authorized Participant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Authorized Participant, the Trust and the Sponsor, on behalf of the Trust, have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

[CRYPTEX FINANCE, LLC, as Sponsor]

By:
Name:

[CRYPTEX DIGITAL MARKET CAP ETF]

By:
Name:

AUTHORIZED PARTICIPANT

By:
Name:

EXHIBIT A

CRYPTEX DIGITAL MARKET CAP ETF

FORM OF AUTHORIZED PERSONS OF AUTHORIZED PARTICIPANT

The following are the names, titles and signatures of all persons (each an “Authorized Person”) authorized to give instructions relating to any activity contemplated by the Authorized Participant Agreement or any other notice, request or instruction on behalf of the Authorized Participant pursuant to the Cryptex Digital Market Cap ETF Authorized Participant Agreement.

Authorized Participant:

Name:
E-Mail Address:
Telephone:
Fax:

Name:
E-Mail Address:
Telephone:
Fax:

Name:
E-Mail Address:
Telephone:
Fax:

Name:
E-Mail Address:
Telephone:
Fax:

Certified By:
Name:
Title:
Date:

ATTACHMENT A

CRYPTEX DIGITAL MARKET CAP ETF

AUTHORIZED PARTICIPANT PROCEDURES HANDBOOK

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